Exhibit 99.2

                  CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")
                        (a Development Stage Enterprise)
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS..........   9

BALANCE SHEETS.........................................................  10

STATEMENTS OF OPERATIONS...............................................  11

STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)............................  12

STATEMENTS OF CASH FLOWS...............................................  13

NOTES TO FINANCIAL STATEMENTS..........................................  14

        REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

The Boards of Directors and Shareholders
Creative Fulfillment, Inc. (d.b.a. "Emusic")
(a Development Stage Enterprise)

  In our opinion, the accompanying balance sheet and the related statements of operations, of changes in shareholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of Creative Fulfillment, Inc. (d.b.a. "Emusic") (a development stage enterprise) at October 31, 1998, and the results of its operations and its cash flows for the years ended October 31, 1997 and 1998 and for the period from March 14, 1995 (inception) through October 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP

San Jose, California
March 31, 1999

                 CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")
                        (a Development Stage Enterprise)
                                 BALANCE SHEETS


                                                                                 October 31, 1998        January 31, 1999
                                                                                     (Audited)              (Unaudited)
                                                                                 -------------------     ------------------
ASSETS

Current assets:
 Cash and cash equivalents.....................................................          $  1,770                $ 13,852
 Accounts receivable...........................................................                 -                   3,062
                                                                                         --------                --------
  Total current assets.........................................................             1,770                  16,914
Property and equipment, net....................................................             9,664                   6,774
                                                                                         --------                --------
   Total assets................................................................          $ 11,434                $ 23,688
                                                                                         ========                ========
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Commitments (Note 4)
Current liabilities:
 Accounts payable and accrued liabilities......................................          $ 18,402               $    9,443
 Related party liabilities (Notes 3 & 7).......................................             7,066                   13,286
                                                                                         --------                 --------
  Total current liabilities....................................................            25,468                   22,729
                                                                                         --------                 --------
Shareholders' equity:
 Common stock, no par value; 25,000,000 shares authorized, 17,079,965  shares
  issued and outstanding........................................................          186,133                  186,133
 Deficit accumulated during the development stage...............................         (200,167)                (185,174)
                                                                                         --------                 --------
  Total shareholders' equity (deficit).........................................           (14,034)                     959
                                                                                         --------                 --------
    Total liabilities and shareholders' equity.................................          $ 11,434                 $ 23,688
                                                                                         ========                 ========

   The accompanying notes are an integral part of these financial statements.

                  CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")
                        (a Development Stage Enterprise)
                            STATEMENTS OF OPERATIONS



                                                                   March 14,                                           March 14,
                                                                      1995                                                1995
                                                                  (Inception)            Three Months Ended            (Inception)
                                    Years Ended October 31,     to October 31,               January 31,              to January 31,
                                    ------------------------    --------------       ---------------------------      --------------
                                      1997            1998            1998              1998              1999              1999
                                    ----------      --------     -------------       ---------         ---------          -------
                                    (audited)      (audited)       (audited)        (unaudited)       (unaudited)       (unaudited)
Revenues:
 Music revenues.................    $  272,253      $117,993         $ 685,481           $38,431           $10,092         $695,573
 Advertising revenues...........           191        39,560            39,751                 -            10,296           50,047
 Other revenues.................           118        37,083            37,201                 -            50,000           87,201
                                   -----------      --------         ---------           -------           -------        ---------
  Total revenues................       272,562       194,636           762,433            38,431            70,388          832,821
Cost of revenues:
 Cost of music revenues.........       244,307       113,753           625,605            35,011            11,747          637,352
 Cost of other revenues.........             -        17,730            17,730                 -                 -           17,730
                                   -----------      --------         ---------           -------           -------        ---------
  Total cost of revenues........       244,307       131,483           643,335            35,011            11,747          655,082
                                   -----------      --------         ---------           -------           -------        ---------
Gross profit....................        28,255        63,153           119,098             3,420            58,641          177,739
                                   -----------      --------         ---------           -------           -------        ---------
Operating expenses:
 Product development............        48,371        76,859           158,851             4,089            40,349          199,200

 Sales, general and
  administrative................        21,052        68,333           156,132             2,323             3,299          159,431
                                   -----------      --------         ---------           -------           -------        ---------
   Total operating expenses.....        69,423       145,192           314,983             6,412            43,648          358,631
                                   -----------      --------         ---------           -------           -------        ---------
Income (loss) from operations...       (41,168)      (82,039)         (195,885)           (2,992)           14,993         (180,892)
Interest and other expense, net.        (1,731)         (951)           (4,282)           (1,057)                -           (4,282)
                                   -----------      --------         ---------           -------           -------        ---------
Net income (loss)...............   $   (42,899)     $(82,990)        $(200,167)          $(4,049)          $14,993        $(185,174)
                                   ===========      ========         =========           =======           =======        =========

The accompanying notes are an integral part of these financial statements.

                CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")
                      (a Development Stage Enterprise)
                 STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)


                                                                                            Deficit
                                                                                          Accumulated
                                                           Common Stock                    During the                Total
                                                ---------------------------------         Development            Shareholders'
                                                     Shares            Amount                Stage              Equity (Deficit)
                                                ---------------   ---------------    -------------------     -------------------
Issuance of Common Stock to Founders for
 services.......................................     13,500,000          $ 15,000           $      -                $ 15,000
  Net loss......................................                                             (29,104)                (29,104)
                                                     ----------          --------           --------                --------
 Balance at October 31, 1995....................     13,500,000            15,000            (29,104)                (14,104)

Issuance of Common Stock to Founder in exchange
 for fixed assets...............................      2,000,000            20,000                  -                  20,000
Issuance of Common Stock in exchange for
 advertising services...........................         96,665             4,833                  -                   4,833
Issuance of Common Stock in exchange for
 cancellation of note payable...................      1,000,000            50,000                  -                  50,000
  Net loss......................................              -                 -            (45,174)                (45,174)
                                                     ----------          --------           --------                --------
 Balance at October 31, 1996....................     16,596,665            89,833            (74,278)                 15,555

  Sale of Common Stock for Cash.................         47,500             9,500                  -                   9,500
  Issuance of Common Stock for Services.........        125,000            24,640                  -                  24,640
  Net loss......................................              -                 -            (42,899)                (42,899)
                                                     ----------          --------           --------                --------
Balance at October 31, 1997.....................     16,769,165           123,973           (117,177)                  6,796

  Issuance of Common Stock for Services.........        310,800            62,160                  -                  62,160
  Net loss......................................              -                 -            (82,990)                (82,990)
                                                     ----------          --------           --------                --------
Balance at October 31, 1998.....................     17,079,965           186,133           (200,167)                (14,034)

  Net income (unaudited)........................              -                 -             14,993                  14,993
                                                     ----------          --------           --------                --------
Balance at January 31, 1999 (unaudited).........     17,079,965          $186,133          $(185,174)               $    959
                                                     ==========          ========          =========                ========

  The accompanying notes are an integral part of these financial statements.

                  CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")

                        (a Development Stage Enterprise)

                            STATEMENTS OF CASH FLOWS


                                                                    March 14,
                                                                      1995
                                                                   (Inception)              Three Months Ended
                                Years Ended October 31,           to October 31,               January 31,
                           ----------------------------------    ---------------    ----------------------------------
                                  1997               1998               1998               1998               1999
                           ---------------    ---------------    ---------------    ---------------    ---------------
                               (audited)          (audited)          (audited)         (unaudited)        (unaudited)
Cash flows from operating
 activities:
Net income (loss)..........       $(42,899)          $(82,990)         $(200,167)           $(4,049)          $ 14,993
Adjustments to reconcile
 net income (loss) to net
 cash used in operating
 activities:
 Depreciation..............         12,277             12,856             30,453              3,221              2,890
 Issuance of common stock
  in exchange for services.         24,640             62,160            106,633                 --                 --

 Changes in operating
  assets and liabilities:
   Accounts receivable.....             --                 --                 --                 --             (3,062)
   Accounts payable and
    accrued liabilities....          5,180              1,617             25,468             (4,251)           (15,239)
                           ---------------    ---------------    ---------------    ---------------    ---------------
Net cash used by
 operating activities......           (802)            (6,357)           (37,613)            (5,079)              (418)

                           ---------------    ---------------    ---------------    ---------------    ---------------
Cash flows from investing
 activities:
Acquisition of property
 and equipment.............         (2,623)            (1,464)           (20,117)                --                 --
                           ---------------    ---------------    ---------------    ---------------    ---------------
Net cash provided by
 investing activities......         (2,623)            (1,464)           (20,117)                --                 --
                           ---------------    ---------------    ---------------    ---------------    ---------------
Cash flows from financing
 activities:
Proceeds from issuance of               --                 --             50,000                 --             12,500
 note......................
Net proceeds from issuance
 of common stock...........          9,500                 --              9,500                 --                 --

Net cash provided by
 financing activities......          9,500                 --             59,500                 --             12,500

                           ---------------    ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in           6,075             (7,821)             1,770             (5,079)            12,082
 cash......................
Cash at beginning of period          3,516              9,591                 --              9,591              1,770
Cash at end of period......       $  9,591           $  1,770          $   1,770            $ 4,512           $ 13,852
                           ===============    ===============    ===============    ===============    ===============
Supplemental disclosures
 of cash flow information:
Issuance of Common Stock
 in exchange for fixed       $          --      $          --          $  20,000      $          --      $          --
 assets....................

Conversion of notes
 payable to Common Stock...  $          --      $          --          $  50,000      $          --      $          --

                                   March 14,
                                      1995
                                  (Inception)
                                 to January 31,
                               ----------------
                                      1999
                               ----------------
                                  (unaudited)
Cash flows from operating
 activities:
Net income (loss)..........          $(185,174)
Adjustments to reconcile
 net income (loss) to net
 cash used in operating
 activities:
 Depreciation..............             33,343
 Issuance of common stock
  in exchange for services.            106,633

 Changes in operating
  assets and liabilities:
   Accounts receivable.....             (3,062)
   Accounts payable and
    accrued liabilities....             10,229
                               ---------------
Net cash used by
 operating activities......            (38,031)
                               ---------------
Cash flows from investing
 activities:
Acquisition of property
 and equipment.............            (20,117)
                               ---------------
Net cash provided by
 investing activities......            (20,117)
                               ---------------
Cash flows from financing
 activities:
Proceeds from issuance of               62,500
 note......................
Net proceeds from issuance
 of common stock...........              9,500
                               ---------------
Net cash provided by
 financing activities......             72,000
                               ---------------
Net increase/(decrease) in              13,852
 cash......................
Cash at beginning of period
Cash at end of period......          $  13,852
                               ===============
Supplemental disclosures
 of cash flow information:
Issuance of Common Stock
 in exchange for fixed               $  20,000
 assets....................

Conversion of notes
 payable to Common Stock...          $  50,000


   The accompanying notes are an integral part of these financial statements.

                  CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")

                        (a Development Stage Enterprise)

                         NOTES TO FINANCIAL STATEMENTS


1.    Nature of Business and Significant Accounting Policies

Organization and Business

     Creative Fulfillment, Inc. (d.b.a. "Emusic" or the "Company"), a California corporation, was incorporated on March 14, 1995 to develop an Internet web site to sell musical recordings on CD's, the fulfillment and shipping of which is performed by a third party. Since its inception, the Company has been in the development stage devoting its efforts primarily to developing its web site, acquiring operating assets and raising capital. The Company operates within one business segment, operates only in the United States, and sells primarily to customers in the United States.

Significant Accounting Policies

Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Unaudited Interim Results

     The accompanying interim financial statements as of January 31, 1999 and for the three months ended January 31, 1998 and 1999 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position, results of operations and its cash flows as of January 31, 1999 and for the three months ended January 31, 1998 and 1999. The financial data and other information disclosed in these notes to financial statements related to these periods are unaudited. The results for the three months ended January 31, 1999 are not necessarily indicative of the results to be expected for the year ending October 31, 1999.

Revenue Recognition

     Music revenues are generally recognized in the period in which the shipment occurs. A provision is made for returns based on historical return levels experienced by the Company. All music sales are paid for by credit card.

     Advertising revenues are derived principally from short-term advertising agreements. These revenues are generally recognized ratably over the term of the agreements, provided that the Company has no significant remaining obligations and collection of the resulting receivable is probable.

     Other revenue consists primarily of consulting revenue, which is generally recognized ratably over the term of the agreements, provided that the Company has no significant remaining obligations and collection of the resulting receivable is probable.

                  CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")

                        (a Development Stage Enterprise)

                   NOTES TO FINANCIAL STATEMENTS (continued)


Concentration of Credit Risk

     Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and accounts receivable. Cash balances are maintained with a major financial institution and have been maintained below federally insured limits. No individual customers represented greater than 10% of sales in fiscal 1997 or 1998. In the three months ended January 31, 1999 (unaudited), one customer accounted for 71% of total revenues. See also Note 3 below.

Cash Equivalents and Fair Value of Financial Instruments

     The Company considers all highly liquid, low risk debt instruments with a maturity of three months or less from the date of purchase to be cash equivalents. The carrying value of the Company's financial instruments, including cash, accounts receivable and accounts payable, approximate their fair value due to their relatively short maturities.

Property and Equipment

     Property and equipment is stated at historical cost. Depreciation is computed using the straight-line method over estimated useful lives, generally three years.

Comprehensive Income or Loss

     There are no differences between the Company's net income or loss for the years ended October 31, 1997 and 1998, for the period from March 14, 1995 (inception) to October 31, 1998, the three months ended January 31, 1999 (unaudited) and the period from March 14, 1995 (inception) to January 31, 1999 (unaudited) and the Company's comprehensive income or loss for each of these periods.

Product Development Costs

     Product development costs include expenses incurred by the Company to develop, enhance, manage, monitor and operate the Company's Web site. Product development costs are expensed as incurred.

Income Taxes

     Income taxes are accounted for using an asset and liability method which requires the recognition of deferred tax assets and liabilities for the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. The measurement of current and deferred tax assets and liabilities are based on provisions of the enacted tax law; the effects of future changes in tax laws or rates are not anticipated. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

                  CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")

                        (a Development Stage Enterprise)

                   NOTES TO FINANCIAL STATEMENTS (continued)


Recent Accounting Pronouncements

     In March 1998, the American Institute of Certified Public Accountants issued SOP No. 98-1, "Software for Internal Use," which provides guidance on accounting for the cost of computer software developed or obtained for internal use. SOP No. 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. The Company does not expect that the adoption of SOP No. 98-1 will have a material impact on its financial statements.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133"). SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It also provides guidance for accounting for changes in the fair value of a derivative (i.e. gains and losses). SFAS 133 is effective for all fiscal years beginning after June 15, 1999. The Company does not expect that the adoption of SFAS 133 will have a material effect on its financial statements.

2.    Property and Equipment

                                                       October 31,        January 31,
                                                          1998               1999
                                                    -----------------  -----------------
                                                                         (unaudited)
Computer and office equipment....................       $ 40,117           $ 40,117
Less accumulated depreciation....................        (30,453)           (33,343)
                                                        --------           --------
                                                        $  9,664           $  6,774
                                                        ========           ========


3.  Related Party Transactions

     The Company has incurred $18,000 and $19,000 in development expenses during fiscal 1998 and the period from March 14, 1995 (inception) to October 31, 1998, and incurred $31,010 (unaudited) and $43,510 in development expenses in the period from March 14, 1995 (inception) to January 31, 1999 with Mango Enterprises. Mango Enterprises is owned by the Founder and holder of 79% of the outstanding Common Stock of Emusic.

     The Company has incurred $3,927 in expenses during the period from March 14, 1995 (inception) to October 31, 1998 with WebCentral. There have been no transactions with WebCentral since October 1998. WebCentral is owned by the Founder and holder of 79% of the outstanding Common Stock of Emusic.

     At October 31, 1998 and January 31, 1999, the Company owed $7,066 and $786 (unaudited) to the Founder of the Company for short-term advances made. Such advances are not evidenced by a note, and are generally repaid within three months or less.

     See Note 7 below for additional related party transactions subsequent to October 31, 1998.

4.    Commitments

     The Company does not have any leased facilities or equipment or facilities lease commitments as of October 31, 1998 or January 31, 1999 (unaudited). Rent paid during fiscal 1997, 1998 and the three months ended January 31, 1999 (unaudited) was insignificant.

                  CREATIVE FULFILLMENT, INC. (d.b.a. "EMUSIC")
                        (a Development Stage Enterprise)
                   NOTES TO FINANCIAL STATEMENTS (continued)


5.  Income Taxes

     There is no provision for income taxes for the period from March 14, 1995 (inception) through January 31, 1999 as the Company incurred a net loss, the benefit of which was not recognized due to the uncertainty of its realization. The Company's deferred tax assets at October 31, 1998 principally relate to its net operating loss and approximate $175,000. Due to uncertainty surrounding recoverability, a full valuation allowance has been established against this amount.

     Utilization of the net operating losses and tax credit carryforwards may be subject to a substantial annual limitation due to the ownership change provisions of the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating losses and credits before full utilization.

6.   Common Stock

     The Company's is authorized to issue 25,000,000 shares of Common Stock, of which 17,079,965 shares were issued and outstanding as of October 31, 1998 and January 31, 1999 (unaudited). Of the total shares issued and outstanding, 17,032,465 shares were issued for other than cash proceeds. The value of such shares was determined based upon the value of the shares issued, as determined by cash proceeds to the company on sales of similar instruments, or the value of the goods or services received, whichever was more readily determinable.

7.  Subsequent Events

Merger

     On January 25, 1999, GoodNoise Corporation ("GoodNoise") acquired all of the Company's outstanding shares of Common Stock, at which time the Company became a wholly owned subsidiary of GoodNoise.

Related Party Loan and Consulting Revenues

     In January 1999, GoodNoise loaned Emusic $12,500, which was repaid to GoodNoise in February 1999. In addition, during the three months ended January 31, 1999, GoodNoise paid consulting fees totaling $50,000, which were recorded as revenue by Emusic.